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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Longhorn Steaks, Inc.

     We consent to the use of our report on the consolidated financial statements of Longhorn Steaks, Inc., incorporated by reference in this registration statement on Form S-4, and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Atlanta, Georgia
July 12, 1996